Exhibit 99.1

 Recast Historical Results  Quarterly Financial Supplement  All financial information in this document is unaudited. This financial supplement has been recast to reflect Corebridge’s adoption, as of January 1, 2023, of Targeted Improvements to the Accounting for Long Duration Contracts (ASU 2018-12), which retroactively recast all prior periods presented. This supplement should be read in conjunction with Corebridge’s Annual Report on Form 10-K for the year ended December 31, 2022, which has been filed with the Securities and Exchange Commission.

Corebridge Financial, Inc.
Contact: Investors
Josh Smith: joshua.smith1@corebridgefinancial.com
Investor Relations Mailbox: InvestorRelations@corebridgefinancial.com

Table of Contents | Page(s)

Table of Contents	Page(s)
Consolidated Results	
Overview of Recast Historical Results	1
Consolidated Financial Highlights	2-3
Consolidated Statement of Operations	4
Consolidated Balance Sheets	5
Assets Under Management and Administration Rollforward	6
Operating Results by Segment	
Individual Retirement	7-10
Group Retirement	11-12
Variable Annuity Account Value by Benefit Type	13
Life Insurance	14-15
Institutional Markets	16
Annual Actuarial Assumption Updates	17
Corporate and Other	18
Investments	
Total Investments	19
Invested Assets Summary, at Carrying Value	20
Investments - Commercial Mortgage Loans	21-22
Net Investment Income	23
Realized Investment Gains (Losses)	24
Supplemental Information	25-42

corebridge financial

 Table of Contents  Corebridge Financial, Inc.  Overview of Recast Historical Results  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an accounting standard update (the “standard” or “LDTI”) with the objective of making targeted improvements to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity.  The Company adopted the standard on January 1, 2023 using the modified retrospective transition method relating to liabilities for traditional and limited payment contracts and deferred policy acquisition costs (“DAC”). The Company also adopted the standard in relation to MRBs on a full retrospective basis. As of January 1, 2021 transition date (“Transition Date”), the impact of the adoption of the standard was a net decrease to beginning Accumulated other comprehensive income (loss) of $2.3 billion and a net increase to beginning Shareholders’ net investment of $1.2 billion primarily driven by (1) changes related to MRBs in our Individual Retirement and Group Retirement segments, including the impact of non-performance risk adjustments, (2) changes to the discount rate which most significantly impacted our Life Insurance and Institutional Markets segments, and (3) the removal of balances recorded in AOCI related to changes in unrealized appreciation (depreciation) on investments.  The accounting for Fortitude Re reinsurance contracts continue to remain largely unchanged. With respect to Fortitude Re, the reinsurance assets, including the discount rates, continued to be calculated using the same methodology and assumptions as the direct policies. Accounting for modco reinsurance remained unchanged.  Market risk benefits (“MRBs”): The standard requires the measurement of all MRBs (e.g., living benefit and death benefit guarantees associated with variable annuities) associated with deposit (or account balance) contracts at fair value at each reporting period. Changes in fair value compared to prior periods are recorded and presented separately within the income statement, with the exception of instrument-specific credit risk changes (non-performance adjustments), which are recognized in Other comprehensive income. MRBs impacted both shareholder net investment and AOCI upon transition.  The accounting for MRBs primarily impacted our Individual Retirement and Group Retirement segments.  Discount rate assumption: The standard requires the discount rate assumption for the liability for future policy benefits to be updated at the end of each reporting period using an upper-medium grade (low credit risk) fixed income instrument yield that maximizes the use of observable market inputs. Upon transition, the Company had an adjustment to AOCI due to the fact that the market upper-medium grade (low credit risk) interest rates as of the Transition Date differed from reserve interest accretion rates.  Following adoption, the impact of changes to discount rates are recognized through Other comprehensive income. Changes resulting from updating the discount rate each reporting period primarily impact term life insurance and other traditional life insurance products, as well as pension risk transfer (“PRT”) and structured settlement (“SS”) products.  Removal of balances related to changes in unrealized appreciation (depreciation) on investments: Under the standard, the majority of balances recorded in AOCI related to changes in unrealized appreciation (depreciation) on investments were eliminated.  In addition to the above, the standard also:  Requires the review and, if necessary, update of future policy benefit assumptions at least annually for traditional and limited pay long duration contracts, with the recognition and separate presentation of any resulting re-measurement gain or loss (except for discount rate changes as noted above) in the Condensed Consolidated Statements of Income (Loss).  Simplifies the amortization of DAC to a constant level basis over the expected term of the related contracts and no longer requires an impairment test.  Increases disclosures of disaggregated rollforwards of several balances, including but not limited to liabilities for future policy benefits, deferred acquisition costs, account balances, MRBs, separate account liabilities and information about significant inputs, judgments and methods used in measurement and changes thereto and impact of those changes  The Company’s Adjusted Operating Income measure has also been revised to reflect the exclusion of the MRBs. For additional information see Non-GAAP Financial Measures on page 26.  Overview of Recast Historical Results  1

Table of Contents

Corebridge Financial, Inc.
Consolidated Financial Highlights - Recast Historical Results

(in millions, except per share data)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Results of Operations Data (attributable to Corebridge common shareholders)						
Net income (loss)	$ (207)	$ 2,406	$ 2,594	$ 3,366	$ 8,159	$ 8,243
Net income (loss) per share:						
Common stock - basic (1)	$ (0.32)	$ 3.73	$ 4.02	$ 5.22	$ 12.63	N/A
Common stock - diluted (1)	$ (0.32)	$ 3.72	$ 4.02	$ 5.22	$ 12.60	N/A
Common stock Class A - basic and diluted	N/A	N/A	N/A	N/A	N/A	$ 13.18
Common stock Class B - basic and diluted	N/A	N/A	N/A	N/A	N/A	$ 9.14
Weighted average shares outstanding:						
Common stock - basic (1)	648.7	645.7	645.0	645.0	646.1	N/A
Common stock - diluted (1)	648.7	646.4	645.0	645.0	647.4	N/A
Common stock Class A - basic and diluted (2)	N/A	N/A	N/A	N/A	N/A	581.1
Common stock Class B - basic and diluted (2)	N/A	N/A	N/A	N/A	N/A	63.9
Effective tax rate	45.3 %	20.2 %	19.6 %	20.0 %	19.2 %	18.5 %
Adjusted after-tax operating income	$ 610	$ 527	$ 491	$ 743	$ 2,371	$ 3,477
Operating earnings per share (3)	$ 0.93	$ 0.82	$ 0.76	$ 1.15	$ 3.66	$ 5.39
Weighted average shares outstanding - operating	653.1	646.4	645.0	645.0	647.4	645.0
Adjusted effective tax rate	13.4 %	16.3 %	19.6 %	18.3 %	16.9 %	20.6 %
Adjusted pre-tax/after-tax operating income (loss)						
Individual Retirement	$ 465	$ 375	$ 365	$ 468	$ 1,673	$ 2,289
Group Retirement	172	190	179	242	783	1,249
Life Insurance	142	124	97	84	447	459
Institutional Markets	60	83	76	115	334	547
Corporate and Other	(133)	(146)	(116)	—	(395)	(161)
Consolidation and elimination	(2)	4	10	—	12	(2)
Adjusted pre-tax operating income	704	630	611	909	2,854	4,381
Income tax expense	94	103	120	166	483	904
Adjusted after-tax operating income	$ 610	$ 527	$ 491	$ 743	$ 2,371	$ 3,477
Sources of Income						
Spread income	$ 835	$ 734	$ 720	$ 890	$ 3,179	$ 4,355
Fee income	468	491	494	522	1,975	2,213
Underwriting margin	447	389	408	394	1,638	1,716
Total	$ 1,750	$ 1,614	$ 1,622	$ 1,806	$ 6,792	$ 8,284
Adjusted Return On Average Equity (ROAE)						
ROAE	(9.2)%	92.3 %	64.3 %	57.0 %	52.6 %	23.9 %
Adjusted ROAE	10.4 %	9.1 %	8.7 %	13.5 %	10.4 %	12.3 %

(1) The shares reflect our capital structure subsequent to the 6,450-for-1 share split and recapitalization on September 6, 2022.
(2) The Class A and Class B EPS information reflects our capital structure prior to the 6,450-for-1 share split and recapitalization on September 6, 2022.
(3) Operating earnings per share is the same for Common stock Class A and B.

corebridge financial

Consolidated Financial Highlights - Recast Historical Results 2

Table of Contents

Corebridge Financial, Inc.
Consolidated Financial Highlights - Recast Historical Results

(in millions, except per share data)

	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Corebridge Capitalization						
Adjusted book value	$ 23,437	$ 23,598	$ 22,634	$ 22,309	$ 23,437	$ 21,626
Financial debt	9,368	9,368	8,783	8,773	9,368	8,744
Amounts drawn under revolving credit facility	—	—	—	—	—	—
Non-redeemable noncontrolling interest	939	845	1,208	1,565	939	1,759
Total capital	$ 33,744	$ 33,811	$ 32,625	$ 32,647	$ 33,744	$ 32,129
Interest Expense - Financial Debt	$ 103	$ 85	$ 73	$ 38	$ 299	$ 57
Leverage Ratio						
Financial debt / total capital	27.8 %	27.7 %	26.9 %	26.9 %	27.8 %	27.2 %
Dividends (1)						
Dividends declared per common share	$ 0.23	$ 0.23	$ 0.45	$ 0.45	$ 1.36	$ 2.39
Total dividends declared on common stock	$ 148	$ 148	$ 290	$ 290	$ 876	$ 1,544
Adjusted Book Value Per Common Share						
Total Corebridge shareholders' equity (a)	$ 9,380	$ 8,595	$ 12,251	$ 20,028	$ 9,380	$ 27,230
Less: Accumulated other comprehensive income (AOCI)	(16,863)	(17,954)	(12,106)	(2,026)	(16,863)	8,233
Add: Cumulative unrealized gains and losses related to Fortitude Re funds withheld assets	(2,806)	(2,951)	(1,723)	255	(2,806)	2,629
Total adjusted book value (b)	$ 23,437	$ 23,598	$ 22,634	$ 22,309	$ 23,437	$ 21,626
Total common shares outstanding (c)	645.0	645.0	645.0	645.0	645.0	645.0
Book value per common share (a/c)	$ 14.54	$ 13.33	$ 18.99	$ 31.05	$ 14.54	$ 42.22
Adjusted book value per common share (b/c)	$ 36.34	$ 36.59	$ 35.09	$ 34.59	$ 36.34	$ 33.53
Closing share price	$ 20.06	$ 19.69	N/A	N/A	$ 20.06	N/A

Consolidated Financial Highlights - Recast Historical Results 3

Table of Contents

Corebridge Financial, Inc.

Consolidated Statement of Operations - Recast Historical Results

(in millions)	Quarterly 4Q22	3Q22	2Q22	1Q22	Twelve Months Ended December 31, 2022	2021
Revenues:						
Premiums (1)	$ 2,044	$ 1,301	$ 1,011	$ 735	$ 5,091	$ 5,653
Policy fees	720	735	729	730	2,914	3,005
Net investment income:						
Net investment income - excluding Fortitude Re funds withheld assets	2,281	2,003	2,098	2,303	8,685	9,897
Net investment income - Fortitude Re funds withheld assets	274	157	182	278	891	1,775
Total net investment income	2,555	2,160	2,280	2,581	9,576	11,672
Net realized gains (losses):						
Net realized gains (losses) - excluding Fortitude Re funds withheld assets and embedded derivative	(942)	724	186	173	141	1,515
Net realized gains (losses) on Fortitude Re funds withheld assets	(125)	(89)	(60)	(123)	(397)	924
Net realized gains (losses) on Fortitude Re funds withheld embedded derivative	(347)	1,463	2,394	2,837	6,347	(687)
Total net realized gains (losses)	(1,414)	2,098	2,520	2,887	6,091	1,752
Advisory fee income	113	114	117	131	475	597
Other income	111	130	133	176	550	578
Total revenues	4,129	6,538	6,790	7,240	24,697	23,257
Benefits and expenses:						
Policyholder benefits (1)	2,467	1,656	1,429	1,168	6,720	7,387
Change in the fair value of market risk benefits, net (2)	(245)	(435)	(45)	(233)	(958)	(447)
Interest credited to policyholder account balances	993	954	907	878	3,732	3,562
Amortization of deferred policy acquisition costs and value of business acquired	262	263	252	243	1,020	951
Non-deferrable insurance commissions	135	138	151	144	568	623
Advisory fee expenses	65	65	65	71	266	322
General operating expenses	582	578	577	586	2,323	2,104
Interest expense	177	149	127	81	534	389
(Gain) loss on extinguishment of debt	–	–	–	–	–	219
Net (gain) loss on divestitures	–	(2)	1	2	1	(3,081)
Net (gain) loss on Fortitude Re transactions	–	–	–	–	–	(26)
Total benefits and expenses	4,436	3,366	3,464	2,940	14,206	12,003
Income (loss) before income tax expense	(307)	3,172	3,326	4,300	10,491	11,254
Income tax expense (benefit)	(139)	640	652	859	2,012	2,082
Net income (loss)	(168)	2,532	2,674	3,441	8,479	9,172
Less net income attributable to noncontrolling interests	39	126	80	75	320	929
Net income (loss) attributable to Corebridge	$ (207)	$ 2,406	$ 2,594	$ 3,366	$ 8,159	$ 8,243
(1) Includes PRT and SS sales activity of:	$ 1,385	$ 814	$ 505	$ 247	$ 2,951	$ 3,810

(2) Represents changes in fair value of market risk benefits compared to prior periods, except for instrument-specific credit risk changes (non-performance adjustments) which are recognized in other comprehensive income.

corebridge financial

Consolidated Statement of Operations - Recast Historical Results 4

Table of Contents

Corebridge Financial, Inc.

Consolidated Balance Sheet - Recast Historical Results

(in millions)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Assets					
Investments:					
Fixed maturity securities					
Bonds available for sale, at fair value	$ 156,793	$ 151,039	$ 161,949	$ 180,644	$ 198,568
Bond trading securities, at fair value	3,769	4,775	3,233	2,671	2,082
Equity securities, at fair value	170	144	118	109	242
Mortgage and other loans receivable, net of allowance	44,566	42,539	43,125	40,949	39,388
Other invested assets	10,418	10,143	10,388	10,971	10,567
Short-term investments	4,400	5,166	4,977	4,439	5,471
Total Investments	220,116	213,806	223,790	239,783	256,318
Cash	552	382	457	583	537
Accrued investment income	1,813	1,793	1,755	1,783	1,760
Premiums and other receivables, net of allowance	916	695	1,187	1,103	884
Reinsurance assets - Fortitude Re, net of allowance	26,844	26,581	28,698	31,057	34,102
Reinsurance assets - other, net of allowance	2,517	2,355	2,597	2,932	3,101
Deferred income taxes	8,831	9,421	7,672	6,230	4,796
Deferred policy acquisition costs and value of business acquired	10,563	10,502	10,555	10,594	10,598
Market risk benefit assets, at fair value	796	743	642	666	610
Other assets, including restricted cash	2,521	2,418	3,057	2,696	3,614
Separate account assets, at fair value	84,853	81,302	86,735	100,850	109,111
Total assets	$ 360,322	$ 349,998	$ 367,145	$ 398,277	$ 425,431
Liabilities					
Future policy benefits for life and accident and health insurance contracts	$ 50,518	$ 48,035	$ 52,269	$ 57,415	$ 64,270
Policyholder contract deposits	156,058	154,974	153,239	152,447	151,545
Market risk benefit liabilities, at fair value	4,736	4,635	5,302	6,081	7,499
Other policyholder funds	2,885	2,872	2,868	2,884	2,879
Fortitude Re funds withheld payable	26,551	26,559	28,588	31,497	35,144
Other liabilities	9,076	6,801	9,068	9,769	10,231
Short-term debt	1,500	1,500	1,895	8,346	8,317
Long-term debt	7,868	7,868	6,888	427	427
Debt of consolidated investment entities	5,958	5,995	6,776	6,886	6,936
Separate account liabilities	84,853	81,302	86,735	100,850	109,111
Total liabilities	350,003	340,541	353,628	376,602	396,359
Redeemable noncontrolling interests	$ —	$ 17	$ 58	$ 82	$ 83
Corebridge shareholders' equity					
Common stock	$ 6	$ 6	$ 6	$ 6	$ —
Common stock class A	—	—	—	—	5
Common stock class B	—	—	—	—	1
Additional paid-in capital	8,030	8,030	8,033	8,034	8,054
Retained earnings	18,207	18,513	16,318	14,014	10,937
Accumulated other comprehensive (loss) income	(16,863)	(17,954)	(12,106)	(2,026)	8,233
Total Corebridge shareholders' equity	9,380	8,595	12,251	20,028	27,230
Non-redeemable noncontrolling interests	939	845	1,208	1,565	1,759
Total equity	10,319	9,440	13,459	21,593	28,989
Total liabilities, redeemable NCI and equity	$ 360,322	$ 349,998	$ 367,145	$ 398,277	$ 425,431

corebridge financial
Consolidated Balance Sheet - Recast Historical Results 5

Table of Contents

Corebridge Financial, Inc.

Assets Under Management and Administration (AUMA) - Recast Historical Results (1)

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Individual Retirement						
Beginning AUMA balance	$ 134,450	$ 139,936	$ 151,113	$ 160,244	$ 160,244	$ 157,395
Premiums and deposits	3,827	3,792	3,620	3,881	15,120	13,657
Surrenders and other withdrawals	(3,055)	(2,447)	(2,229)	(2,205)	(9,936)	(9,707)
Death benefits/other	(562)	(649)	(763)	(802)	(2,776)	(3,138)
Interest credited and investment performance	2,036	(6,182)	(11,805)	(10,005)	(25,956)	2,037
Ending AUMA balance (2)	$ 136,696	$ 134,450	$ 139,936	$ 151,113	$ 136,696	$ 160,244
Group Retirement						
Beginning AUMA balance	$ 109,239	$ 115,114	$ 130,307	$ 139,842	$ 139,842	$ 130,054
Premiums and deposits	2,243	2,039	1,772	1,888	7,942	7,766
Surrenders and other withdrawals	(2,989)	(2,610)	(2,074)	(2,473)	(10,146)	(10,097)
Death benefits/other	(210)	(217)	(246)	(234)	(907)	(877)
Interest credited and investment performance/other (3)	6,649	(5,087)	(14,645)	(8,716)	(21,799)	12,996
Ending AUMA balance	$ 114,932	$ 109,239	$ 115,114	$ 130,307	$ 114,932	$ 139,842
Life Insurance						
Beginning AUMA balance	$ 26,722	$ 28,371	$ 31,478	$ 34,355	$ 34,355	$ 34,781
Premiums and deposits	1,073	1,057	1,049	1,057	4,236	4,228
Surrenders and other withdrawals	(123)	(165)	(109)	(155)	(552)	(487)
Death benefits/other	(770)	(800)	(939)	(1,007)	(3,516)	(3,817)
Interest credited and investment performance	858	(1,741)	(3,108)	(2,772)	(6,763)	(350)
Ending AUMA balance	$ 27,760	$ 26,722	$ 28,371	$ 31,478	$ 27,760	$ 34,355
Institutional Markets						
Beginning AUMA balance	$ 74,781	$ 74,607	$ 75,146	$ 76,503	$ 76,503	$ 73,677
Premiums and deposits	1,551	1,897	550	327	4,325	4,957
Surrenders and other withdrawals (4)	(177)	(365)	(53)	(16)	(611)	(1,821)
Death benefit/other	(319)	(271)	(232)	(274)	(1,096)	(887)
Interest credited and investment performance/other (5)	1,928	(1,087)	(804)	(1,394)	(1,357)	577
Ending AUMA balance	$ 77,764	$ 74,781	$ 74,607	$ 75,146	$ 77,764	$ 76,503
Total Corebridge AUMA	$ 357,152	$ 345,192	$ 358,028	$ 388,044	$ 357,152	$ 410,944

(1) The adoption of LDTI did not impact AUMA.

(2) Excludes AUMA from the assets of our retail mutual fund business that were sold to Touchstone on July 16, 2021, or otherwise liquidated, in connection with the sale.

(3) Other represents the total change in off-balance sheet advisory and brokerage assets.

(4) Includes Guaranteed Investment Contract (GIC) maturities.

(5) Other represents the change in notional value of the Stable Value Wrap products.

corebridge financial

Assets Under Management and Administration (AUMA) - Recast Historical Results 6

Table of Contents

Corebridge Financial, Inc.

Individual Retirement Sources of Earnings and Operating Statistics - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Sources of Earnings						
Spread income (1)	$ 574	$ 463	$ 448	$ 542	$ 2,027	$ 2,599
Fee income (2)	283	300	301	308	1,192	1,335
Policyholder benefits, net of premiums	(10)	(13)	(17)	(10)	(50)	(122)
Non-deferrable insurance commissions	(86)	(87)	(86)	(92)	(351)	(396)
Amortization of DAC and DSI	(153)	(154)	(139)	(132)	(578)	(509)
General operating expense	(108)	(100)	(107)	(111)	(426)	(437)
Other (3)	(35)	(34)	(35)	(37)	(141)	(181)
Adjusted pre-tax operating income	$ 465	$ 375	$ 365	$ 468	$ 1,673	$ 2,289
Market risk benefit, net of reinsurance	$ 3,644	$ 3,595	$ 4,288	$ 4,970	$ 3,644	$ 6,307
Surrender rates by product						
Fixed annuities	12.6%	9.7%	7.9%	6.8%	9.2%	7.2%
Fixed index annuities	6.3%	4.6%	4.0%	4.0%	4.8%	4.7%
Variable annuities	7.2%	6.4%	6.2%	6.4%	6.5%	7.2%
Spread income						
Base portfolio income	$ 1,042	$ 953	$ 873	$ 857	$ 3,725	$ 3,478
Interest credited to policyholder account balances (1)	(490)	(477)	(453)	(441)	(1,861)	(1,735)
Base spread income	552	476	420	416	1,864	1,743
Variable investment income (loss), excluding affordable housing	22	(13)	28	126	163	711
Affordable housing	–	–	–	–	–	145
Total spread income	$ 574	$ 463	$ 448	$ 542	$ 2,027	$ 2,599
(1) Excludes amortization of Deferred Sales Inducement (DSI) of:	$ 14	$ 15	$ 13	$ 13	$ 55	$ 58
(2) Fee income excludes income related to assets of the retail mutual funds business that were sold to Touchstone on July 16, 2021, or otherwise liquidated, in connection with the sale.	$ –	$ –	$ –	$ –	$ –	$ 54

(3) Other primarily represents interest expense and advisory fee expenses. The year ended December 31, 2021 also includes income related to the assets of the retail mutual funds business that were sold to Touchstone on July 16,2021 or otherwise liquidated, in connection with the sale.

corebridge financial
Individual Retirement - Recast Historical Results 7

Table of Contents

Corebridge Financial, Inc.

Individual Retirement Results - Fixed Annuities Operating Statistics - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Assets under management and administration:						
General accounts	$ 51,672	$ 50,904	$ 52,076	$ 54,589	$ 51,672	$ 57,646
Separate accounts	134	128	136	162	134	177
Total assets under management and administration	$ 51,806	$ 51,032	$ 52,212	$ 54,751	$ 51,806	$ 57,823
Fee income as a % of average AUMA (annualized)	0.09 %	0.09 %	0.09 %	0.07 %	0.08 %	0.07 %
Spread income						
Base portfolio income	$ 616	$ 547	$ 488	$ 488	$ 2,139	$ 2,050
Interest credited to policyholder account balances (1)	(330)	(331)	(319)	(315)	(1,295)	(1,276)
Base spread income	286	216	169	173	844	774
Variable investment income, excluding affordable housing	13	1	29	86	129	422
Affordable housing	—	—	—	—	—	87
Total spread income	$ 299	$ 217	$ 198	$ 259	$ 973	$ 1,283
Net investment spread (annualized) (2)						
Total yield	4.48 %	3.92 %	3.78 %	4.23 %	4.10 %	4.63 %
Less: Variable investment income (3)	0.07 %	0.14 %	(0.04)%	(0.47)%	(0.07)%	(0.69)%
Base yield (4)	4.55 %	4.06 %	3.74 %	3.76 %	4.03 %	3.94 %
Cost of funds (1)	2.71 %	2.71 %	2.66 %	2.67 %	2.69 %	2.64 %
Base net investment spread (5)	1.84 %	1.35 %	1.08 %	1.09 %	1.34 %	1.30 %
Total net investment spread	1.77 %	1.21 %	1.12 %	1.56 %	1.41 %	1.99 %
DAC/VOBA rollforward						
Balance at beginning of period	$ 1,004	$ 1,024	$ 1,027	$ 1,028	$ 1,028	$ 1,084
Capitalization	28	21	27	31	107	71
Amortization expense	(40)	(40)	(32)	(31)	(143)	(127)
Other, including foreign exchange	—	(1)	2	(1)	—	—
Balance at end of period	$ 992	$ 1,004	$ 1,024	$ 1,027	$ 992	$ 1,028

(1) Excludes the amortization of DSI.

(2) Excludes immediate annuities.

(3) Includes incremental effect on base yield of variable investment income.

(4) Includes returns from base portfolio income including accretion and impacts from holding cash and short-term investments.

(5) Excludes the impact of variable investment income.

corebridge financial

Individual Retirement - Recast Historical Results 8

Table of Contents

Corebridge Financial, Inc.

Individual Retirement Results - Fixed Index Annuities Operating Statistics - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Assets under management and administration						
General accounts	$ 30,403	$ 29,568	$ 29,435	$ 30,548	$ 30,403	$ 31,809
Separate accounts	—	—	—	—	—	—
Total assets under management and administration	$ 30,403	$ 29,568	$ 29,435	$ 30,548	$ 30,403	$ 31,809
Fee income as a % of average AUMA (annualized)	0.47 %	0.42 %	0.43 %	0.42 %	0.44 %	0.47 %
Spread income						
Base portfolio income	$ 342	$ 311	$ 289	$ 273	$ 1,215	$ 1,015
Interest credited to policyholder account balances (1)	(137)	(123)	(112)	(104)	(476)	(368)
Base spread income	205	188	177	169	739	647
Variable investment income (loss), excluding affordable housing	8	(11)	(4)	14	7	147
Affordable housing	—	—	—	—	—	24
Total spread income	$ 213	$ 177	$ 173	$ 183	$ 746	$ 818
Net investment spread (annualized)						
Total yield	4.17 %	3.69 %	3.64 %	3.78 %	3.83 %	4.25 %
Less: Variable investment income (2)	— %	0.23 %	0.15 %	(0.08)%	0.07 %	(0.47)%
Base yield (3)	4.17 %	3.92 %	3.79 %	3.70 %	3.90 %	3.78 %
Cost of funds (1)	1.66 %	1.55 %	1.49 %	1.45 %	1.54 %	1.39 %
Base net investment spread (4)	2.51 %	2.37 %	2.30 %	2.25 %	2.36 %	2.39 %
Total net investment spread	2.51 %	2.14 %	2.15 %	2.33 %	2.29 %	2.86 %
DAC/VOBA rollforward						
Balance at beginning of period	$ 1,391	$ 1,356	$ 1,329	$ 1,305	$ 1,305	$ 1,182
Capitalization	78	79	67	61	285	246
Amortization expense	(45)	(44)	(40)	(37)	(166)	(123)
Other, including foreign exchange	—	—	—	—	—	—
Balance at end of period	$ 1,424	$ 1,391	$ 1,356	$ 1,329	$ 1,424	$ 1,305

(1) Excludes the amortization of DSI.

(2) Includes incremental effect on base yield of variable investment income.

(3) Includes returns from base portfolio income including accretion and impacts from holding cash and short-term investments.

(4) Excludes the impact of variable investment income.

corebridge financial

Individual Retirement - Recast Historical Results 9

Table of Contents

Corebridge Financial, Inc.

Individual Retirement Results - Variable Annuities Operating Statistics - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Assets under management and administration:						
General accounts	$ 9,443	$ 10,593	$ 12,163	$ 12,476	$ 9,443	$ 12,862
Separate accounts	45,044	43,257	46,126	53,338	45,044	57,750
Total assets under management and administration	$ 54,487	$ 53,850	$ 58,289	$ 65,814	$ 54,487	$ 70,612
Fee income as a % of average AUMA (annualized)	1.75 %	1.83 %	1.65 %	1.56 %	1.67 %	1.65 %
Spread income						
Base portfolio income	$ 84	$ 95	$ 96	$ 96	$ 371	$ 413
Interest credited to policyholder account balances (1)	(23)	(23)	(22)	(22)	(90)	(91)
Base spread income	61	72	74	74	281	322
Variable investment income (loss), excluding affordable housing	1	(3)	3	26	27	142
Affordable housing	—	—	—	—	—	34
Total spread income	$ 62	$ 69	$ 77	$ 100	$ 308	$ 498
Net investment spread (annualized)						
Total yield	3.55 %	3.48 %	3.53 %	4.46 %	3.76 %	5.01 %
Less: Variable investment income (2)	0.31 %	0.46 %	0.21 %	(0.61)%	0.09 %	(1.05)%
Base yield (3)	3.86 %	3.94 %	3.74 %	3.85 %	3.85 %	3.96 %
Cost of funds (1)	1.44 %	1.46 %	1.40 %	1.42 %	1.43 %	1.42 %
Base net investment spread (4)	2.42 %	2.48 %	2.34 %	2.43 %	2.42 %	2.54 %
Total net investment spread	2.11 %	2.02 %	2.13 %	3.04 %	2.33 %	3.59 %
DAC/VOBA rollforward						
Balance at beginning of period	$ 2,247	$ 2,263	$ 2,274	$ 2,274	$ 2,274	$ 2,213
Capitalization	37	39	43	51	170	262
Amortization expense	(54)	(55)	(54)	(51)	(214)	(201)
Other, including foreign exchange	—	—	—	—	—	—
Balance at end of period	$ 2,230	$ 2,247	$ 2,263	$ 2,274	$ 2,230	$ 2,274

(1) Excludes the amortization of DSI.

(2) Includes incremental effect on base yield of variable investment income.

(3) Includes returns from base portfolio income including accretion and impacts from holding cash and short-term investments.

(4) Excludes the impact of variable investment income.

corebridge financial

Individual Retirement - Recast Historical Results 10

Table of Contents

Corebridge Financial, Inc.

Group Retirement Sources of Earnings and Operating Statistics - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Sources of Earnings						
Spread income (1)	$ 210	$ 205	$ 205	$ 247	$ 867	$ 1,269
Fee income	169	175	177	199	720	817
Policyholder benefits, net of premiums	(4)	(2)	(8)	(2)	(16)	(9)
Non-deferrable insurance commissions	(34)	(31)	(30)	(28)	(123)	(122)
Amortization of DAC and DSI	(25)	(23)	(23)	(23)	(94)	(93)
General operating expenses	(115)	(103)	(112)	(117)	(447)	(445)
Other (2)	(29)	(31)	(30)	(34)	(124)	(168)
Adjusted pre-tax operating income	$ 172	$ 190	$ 179	$ 242	$ 783	$ 1,249
Operating Statistics:						
Assets under management and administration by asset type						
In-plan spread based	$ 27,473	$ 26,838	$ 28,031	$ 30,271	$ 27,473	$ 32,549
In-plan fee based	47,838	44,604	47,506	55,896	47,838	60,300
Total in-plan assets under management and administration	75,311	71,442	75,537	86,167	75,311	92,849
Out-of-plan proprietary general account	16,769	16,338	16,903	18,267	16,769	19,697
Out-of-plan proprietary separate account	10,429	9,950	10,677	12,392	10,429	13,466
Total Out-of-plan proprietary annuities	27,198	26,288	27,580	30,659	27,198	33,163
Advisory and brokerage assets	12,423	11,509	11,997	13,481	12,423	13,830
Total out-of-plan assets under management and administration	39,621	37,797	39,577	44,140	39,621	46,993
Total assets under management and administration	$ 114,932	$ 109,239	$ 115,114	$ 130,307	$ 114,932	$ 139,842
Fee income as a % of average AUMA (annualized)	0.60 %	0.62 %	0.58 %	0.59 %	0.59 %	0.60 %
Surrender rates	11.9 %	10.4 %	7.7 %	8.5 %	9.5 %	8.8 %
(1) Excludes the amortization of DSI of:	$ 4	$ 3	$ 3	$ 4	$ 14	$ 15

(2) Other consists of advisory fee expenses and interest expense.

Group Retirement - Recast Historical Results 11

 (in millions)  Quarterly  Twelve Months Ended December 31,  4Q22  3Q22  2Q22  1Q22  2022  2021  Spread income  Base portfolio income  $ 493  $ 485  $ 454  $ 450  $ 1,882  $ 1,905  Interest credited to policyholder account balances (1)  (284)  (286)  (283)  (280)  (1,133)  (1,144)  Base spread income  209  199  171  170  749  761  Variable investment income, excluding affordable housing  1  6  34  77  118  424  Affordable housing  —  —  —  —  —  84  Total spread income   $ 210 $ 205 $ 205 $ 247 $ 867 $ 1,269   Net investment spread (annualized)   1.59% 1.57% 1.32% 1.28% 1.44% 1.49 %  Base net investment spread (4) Total net investment spread   1.45% 1.46% 1.48% 1.80% 1.55% 2.35 %  Balance at end of period $ 1,061 $ 1,064 $ 1,069 $ 1,074 $ 1,061 $ 1,079   Excludes the amortization of DSI.  Includes incremental effect on base yield of variable investment income.  Includes returns from base portfolio income including accretion and impacts from holding cash and short-term investments.  Excludes the impact of variable investment income.  Total yield  4.05%  4.07%  4.08%  4.40%  4.15%  4.97 %  Less: Variable investment income (2)  0.14%  0.11%  (0.16)%  (0.52)%  (0.11)%  (0.86)%  Base yield (3)  4.19%  4.18%  3.92%  3.88%  4.04%  4.11 %  Cost of funds (1)  2.60%  2.61%  2.60%  2.60%  2.60%  2.62 %  Market risk benefit, net of reinsurance  $ 296  $ 297  $ 372  $ 445  $ 296  $ 582  DAC/VOBA rollforward  Balance at beginning of period  $ 1,064  $ 1,069  $ 1,074  $ 1,079  $ 1,079  $ 1,094  Capitalization  18  15  15  14  62  63  Amortization expense  (21)  (20)  (20)  (19)  (80)  (78)  Other, including foreign exchange  —  —  —  —  —  —  Table of Contents  Corebridge Financial, Inc.  Group Retirement Sources of Earnings and Operating Statistics - Recast Historical Results  Group Retirement - Recast Historical Results  12

Table of Contents

Corebridge Financial, Inc.

Variable Annuity Account Value by Benefit Type - Recast Historical Results

(in millions)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Individual Retirement					
Account value by benefit type for contracts with GMDB features					
Guaranteed Minimum Death Benefits (GMDB) only (1)	$ 9,283	$ 8,960	$ 9,534	$ 11,220	$ 12,178
Guaranteed Minimum Income Benefits (GMIB) (2)	1,816	1,739	1,851	2,206	2,425
Guaranteed Minimum Withdrawal Benefits (GMWB) (3)	39,208	37,974	40,156	45,205	48,386
Group Retirement (4)					
Account value by benefit type for contracts with GMDB features					
Guaranteed Minimum Death Benefits (1)	$ 55,277	$ 54,093	$ 56,531	$ 62,892	$ 66,495
Guaranteed Minimum Withdrawal Benefits (3)	2,135	2,078	2,228	2,540	2,752

(1) A guaranteed minimum death benefit is an amount paid from a variable annuity upon the death of the owner. This benefit protects beneficiaries from market volatility and may be different than the account value. This benefit may be subject to a maximum amount based on age of owner or dollar amount. "Guaranteed Minimum Death Benefits only" signifies that no other guarantees are present in the contract. Contracts with a guaranteed living benefit may also have a guaranteed minimum death benefit, but a policyholder can generally only receive payout from one guaranteed feature, i.e. the features are generally mutually exclusive.

(2) A guaranteed minimum income benefit guarantees a minimum level of periodic income payments upon annuitization.

(3) A guaranteed minimum withdrawal benefit creates a guaranteed income stream which, within certain parameters, may continue for the life of the annuitant even if the entire contract value has been reduced to zero. The fair value of GMWB market risk benefits is based on actuarial and capital market assumptions related to projected cash flows of rider fees and claims over the expected lives of the contracts.

(4) Excludes assumed reinsurance.

corebridge financial

Variable Annuity Account Value by Benefit Type - Recast Historical Results 13

Table of Contents

Corebridge Financial, Inc.

Life Insurance Sources of Earnings and Operating Statistics - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Sources of Earnings						
Underwriting Margin (1)	$ 430	$ 370	$ 389	$ 372	$ 1,561	$ 1,614
General operating expenses	(177)	(154)	(159)	(166)	(656)	(682)
Non deferrable insurance commissions	(10)	(15)	(29)	(18)	(72)	(80)
Amortization of deferred policy acquisition costs	(100)	(102)	(104)	(104)	(410)	(416)
Impact of annual actuarial assumption update	—	25	—	—	25	48
Other	(1)	—	—	—	(1)	(25)
Adjusted pre-tax operating income	$ 142	$ 124	$ 97	$ 84	$ 447	$ 459
Underwriting margin ratio	40.1 %	35.0 %	37.1 %	35.2 %	36.9 %	38.2 %
Operating Statistics						
Gross life insurance in force, end of period (2)						
Traditional life	$ 858,060	$ 856,170	$ 854,029	$ 851,792	$ 858,060	$ 850,959
Universal life	125,606	125,239	125,431	125,255	125,606	125,596
International life	225,449	204,918	218,089	228,971	225,449	229,563
Total gross life insurance in force	$ 1,209,115	$ 1,186,327	$ 1,197,549	$ 1,206,018	$ 1,209,115	$ 1,206,118
Life insurance CPPE sales (3)						
Traditional life	$ 39	$ 40	$ 38	$ 37	$ 154	$ 150
Universal life	27	23	22	22	94	103
International life	41	49	51	55	196	201
Total sales	$ 107	$ 112	$ 111	$ 114	$ 444	$ 454
Surrender/lapse rates (4)						
Domestic Life	4.37 %	4.20 %	4.20 %	4.05 %	4.21 %	3.92 %
International Life	9.50 %	9.20 %	8.30 %	7.90 %	9.60 %	8.30 %
(1) Includes variable investment income of:	$ 5	$ 2	$ 49	$ 51	$ 107	$ 375

(2) Gross in force includes direct and assumed business.

(3) Life insurance sales are shown on a continuous payment premium equivalent (CPPE) basis. Life insurance sales include periodic premiums from new business expected to be collected over a one-year period and 10 percent of unscheduled and single premiums from new and existing policyholders.

(4) Surrender/lapse rates are reported on a 90-day lag basis to include grace period processing.

corebridge financial

Life Insurance - Recast Historical Results 14

Table of Contents

Corebridge Financial, Inc.

Life Insurance Sources of Earnings and Operating Statistics - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
DAC/VOBA rollforward						
Balance at beginning of period	$ 4,750	$ 4,802	$ 4,851	$ 4,874	$ 4,874	$ 4,894
Capitalization	108	103	103	100	414	404
Amortization expense	(100)	(102)	(104)	(104)	(410)	(416)
Other, including foreign exchange	47	(53)	(48)	(19)	(73)	(8)
Balance at end of period	$ 4,805	$ 4,750	$ 4,802	$ 4,851	$ 4,805	$ 4,874
GAAP reserves by financial statement line						
Future policy benefits	$ 13,354	$ 12,961	$ 14,423	$ 16,184	$ 13,354	$ 18,535
Policyholder contract deposits	10,258	10,084	10,135	10,216	10,258	10,300
Separate account liabilities	800	757	807	960	800	1,044
Total GAAP reserves by financial statement line	$ 24,412	$ 23,802	$ 25,365	$ 27,360	$ 24,412	$ 29,879
GAAP reserves by product						
Traditional life	$ 9,504	$ 9,333	$ 10,156	$ 11,086	$ 9,504	$ 12,396
Universal life	14,367	14,029	14,564	15,361	14,367	16,319
International life	541	440	645	913	541	1,164
Total GAAP reserves by product	$ 24,412	$ 23,802	$ 25,365	$ 27,360	$ 24,412	$ 29,879

corebridge financial

Life Insurance - Recast Historical Results 15

Table of Contents

Corebridge Financial, Inc.

Institutional Markets Sources of Earnings and Operating Statistics - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Sources of Earnings						
Spread income (1)	$ 51	$ 66	$ 67	$ 101	$ 285	$ 487
Fee income	16	16	16	15	63	61
Underwriting Margin (2)	17	19	19	22	77	102
Non deferrable insurance commissions	(5)	(4)	(5)	(6)	(20)	(22)
General operating expenses	(18)	(18)	(18)	(19)	(73)	(77)
Other (3)	(1)	4	(3)	2	2	(4)
Adjusted pre-tax operating income	$ 60	$ 83	$ 76	$ 115	$ 334	$ 547
Operating Statistics						
Premiums and deposits by product						
Pension risk transfer	$ 1,328	$ 756	$ 450	$ 215	$ 2,749	$ 3,667
Guaranteed investment contracts	—	1,000	—	—	1,000	1,000
Corporate Markets	14	21	3	30	68	77
Structured settlements	209	120	97	82	508	214
Stable value wrap	—	—	—	—	—	(1)
Total premiums and deposits by product	$ 1,551	$ 1,897	$ 550	$ 327	$ 4,325	$ 4,957
GAAP reserves by financial statement line						
Future policy benefits	$ 13,745	$ 12,048	$ 12,702	$ 13,718	$ 13,745	$ 15,109
Policyholder contract deposits	11,718	11,563	10,901	10,939	11,718	10,969
Separate account liabilities	4,515	4,632	4,764	4,904	4,515	5,002
Total GAAP reserves by financial statement line	$ 29,978	$ 28,243	$ 28,367	$ 29,561	$ 29,978	$ 31,080
GAAP reserves by product						
Pension risk transfer	$ 11,281	$ 9,670	$ 10,153	$ 10,969	$ 11,281	$ 12,082
Guaranteed investment contracts	7,952	7,932	7,328	7,393	7,952	7,477
Corporate markets	7,196	7,322	7,444	7,587	7,196	7,674
Structured settlements	3,549	3,319	3,442	3,612	3,549	3,847
Total GAAP reserves by product	$ 29,978	$ 28,243	$ 28,367	$ 29,561	$ 29,978	$ 31,080
Pension risk transfer reserves at original discount rate	$ 12,403	$ 11,016	$ 10,590	$ 10,443	$ 12,403	$ 10,418
Stable value wraps (401k and bank-owned life insurance) - assets under administration (4)	$ 47,078	$ 45,781	$ 45,323	$ 44,039	$ 47,078	$ 43,830
(1) Includes variable investment income of:	$ (6)	$ 3	$ 6	$ 40	$ 43	$ 239
(2) Includes variable investment income of:	$ —	$ 1	$ 3	$ 4	$ 8	$ 43
(3) Includes variable investment income of:	$ 1	$ —	$ —	$ 2	$ 3	$ 8

(4) Comprises the notional value of stable value wrap contracts, excluding the portion included in total insurance reserves.

corebridge financial

Institutional Markets - Recast Historical Results 16

Table of Contents

Corebridge Financial, Inc.

Annual Actuarial Assumption Updates - Recast Historical Results

(in millions)

	Assumption update - 2022							
	Individual Retirement							
	Variable Annuities	Fixed Index Annuities	Fixed Annuities	Total Individual Retirement	Group Retirement	Life Insurance	Institutional Markets	Total
Spread income	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Fee income	—	—	—	—	—	—	—	—
Underwriting margin	—	—	—	—	—	—	—	—
Policyholder benefits, net of premium	—	—	—	—	—	25	4	29
Increase (decrease) to adjusted pre-tax operating income (loss)	$ —	$ —	$ —	$ —	$ —	$ 25	$ 4	$ 29
Net realized gains (losses)	—	(2)	—	(2)	(1)	1	—	(2)
Change in the fair value of market risk benefits, net	85	—	2	87	18	—	—	105
Increase (decrease) to pre-tax income (loss)	$ 85	$ (2)	$ 2	$ 85	$ 17	$ 26	$ 4	$ 132

	Assumption update - 2021							
	Individual Retirement							
	Variable Annuities	Fixed Index Annuities	Fixed Annuities	Total Individual Retirement	Group Retirement	Life Insurance	Institutional Markets	Total
Spread income	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Fee income	—	—	—	—	—	—	—	—
Underwriting margin	—	—	—	—	—	—	—	—
Policyholder benefits, net of premium	—	—	—	—	—	48	—	48
Increase (decrease) to adjusted pre-tax operating income (loss)	$ —	$ —	$ —	$ —	$ —	$ 48	$ —	$ 48
Net realized gains (losses)	—	—	—	—	—	—	—	—
Change in the fair value of market risk benefits, net	(53)	—	—	(53)	36	—	—	(17)
Increase (decrease) to pre-tax income (loss)	$ (53)	$ —	$ —	$ (53)	$ 36	$ 48	$ —	$ 31

Annual Actuarial Assumption Updates - Recast Historical Results 17

Table of Contents

Corebridge Financial, Inc.

Corporate and Other Sources of Earnings - Recast Historical Results (1)

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Sources of Earnings						
Corporate expenses	$ (46)	$ (49)	$ (33)	$ (32)	$ (160)	$ (143)
Interest Expense on Financial Debt	(103)	(85)	(73)	(38)	(299)	(57)
Asset Management	15	12	8	3	38	30
Consolidated Investment Entities (2)	2	14	(13)	21	24	19
Other (3)(4)	(3)	(34)	5	46	14	(12)
Adjusted pre-tax operating income (loss)	$ (135)	$ (142)	$ (106)	$ —	$ (383)	$ (163)

(1) The adoption of LDTI did not impact corporate and other sources of earnings.

(2) Includes APTOI attributable to six transactions AIG entered into between 2012 and 2014 which securitized portfolios of certain debt securities, the majority of which were previously owned by Corebridge. During the year ended December 31, 2021, all six transactions were terminated.	$ —	$ —	$ —	$ —	$ —	$ (25)
(3) Includes gains from Corebridge's ownership interest in Fortitude Re Bermuda of:	$ —	$ —	$ —	$ 56	$ 56	$ —
(4) Includes non-recurring losses associated with the unwind of internal securitizations with AIG as part of separation:	$ 9	$ (41)	$ —	$ —	$ (32)	$ —

corebridge financial

Corporate and Other Sources of Earnings - Recast Historical Results 18

Table of Contents

Corebridge Financial, Inc.

Total Investments - Recast Historical Results (1)

(in millions)	December 31, 2022 Excluding Fortitude Re Funds Withheld Asset	December 31, 2022 Fortitude Re Funds Withheld Assets	December 31, 2022 Total	December 31, 2021 Excluding Fortitude Re Funds Withheld Asset	December 31, 2021 Fortitude Re Funds Withheld Assets	December 31, 2021 Total
Bonds available for sale						
U.S. government and government sponsored entities	$ 925	$ 273	$ 1,198	$ 1,255	$ 457	$ 1,712
Obligations of states, municipalities and political subdivisions	5,195	731	5,926	7,240	1,436	8,676
Non-U.S. governments	3,977	415	4,392	5,579	818	6,397
Corporate debt	91,939	12,753	104,692	118,715	21,348	140,063
Total bonds available for sale, excl. MBS, CLO, and ABS	102,036	14,172	116,208	132,789	24,059	156,848
Mortgage-backed, asset-backed and collateralized						
RMBS	11,122	822	11,944	13,850	1,108	14,958
CMBS	9,528	540	10,068	10,311	989	11,300
CLO	7,994	192	8,186	7,163	239	7,402
ABS	9,774	613	10,387	7,275	785	8,060
Total mortgage-backed, asset-backed and collateralized	38,418	2,167	40,585	38,599	3,121	41,720
Total bonds available for sale	140,454	16,339	156,793	171,388	27,180	198,568
Other bond securities	284	3,485	3,769	489	1,593	2,082
Total fixed maturities	140,738	19,824	160,562	171,877	28,773	200,650
Equity securities	170	–	170	241	1	242
Mortgage and other loans receivable						
Residential mortgages	5,851	–	5,851	4,671	–	4,671
Commercial mortgages	29,190	3,272	32,462	27,176	2,929	30,105
Life insurance policy loans	1,395	355	1,750	1,452	380	1,832
Commercial loans, other loans and notes receivable	4,285	218	4,503	2,530	250	2,780
Total mortgage and other loans receivable	40,721	3,845	44,566	35,829	3,559	39,388
Other invested assets	8,392	2,026	10,418	8,760	1,807	10,567
Short term investments	4,331	69	4,400	5,421	50	5,471
Total	$ 194,352	$ 25,764	$ 220,116	$ 222,128	$ 34,190	$ 256,318
NAIC Designation						
NAIC 1	$ 78,012	$ –	$ 78,012	$ 94,608	$ –	$ 94,608
NAIC 2	50,496	–	50,496	63,533	–	63,533
NAIC 3	5,285	–	5,285	5,889	–	5,889
NAIC 4	5,988	–	5,988	6,786	–	6,786
NAIC 5 & 6	936	–	936	1,061	–	1,061
No designation	21	–	21	–	–	–
Fortitude Re funds withheld assets	–	19,824	19,824	–	28,773	28,773
Total	$ 140,738	$ 19,824	$ 160,562	$ 171,877	$ 28,773	$ 200,650

(1) The adoption of LDTI did not impact total investments.

corebridge financial

Total Investments - Recast Historical Results 19

Table of Contents

Corebridge Financial, Inc.

Invested Assets Summary, at Carrying Value - Recast Historical Results (1)

Total Investments for Insurance Operating Subsidiaries Excluding the Fortitude Re Funds Withheld Assets:

(in millions)	December 31, 2022	December 31, 2021
Bonds available for sale:		
U.S. government and government-sponsored entities	$ 928	$ 1,260
Obligations of states, municipalities and political subdivisions	5,194	7,240
Non-U.S. governments	3,978	5,578
Corporate Debt	88,876	115,351
Mortgage-backed, asset-backed and collateralized:		
RMBS	11,546	14,427
CMBS	9,527	10,312
CLO	8,292	7,521
ABS	9,775	7,274
Total mortgage-backed, asset-backed and collateralized	39,140	39,534
Total bonds available for sale	138,116	168,963
Other bond securities	357	561
Total fixed maturities	138,473	169,524
Equity securities	119	19
Mortgage and other loans receivable:		
Residential mortgages	4,181	2,727
Commercial mortgages	29,632	27,552
Commercial loans, other loans and notes receivable	4,465	2,659
Total mortgage and other loans receivable (2)	38,278	32,938
Other invested assets (5)	5,845	5,657
Short-term investments	3,781	4,329
Total (3)(4)	$ 186,496	$ 212,467

	December 31, 2022	December 31, 2021
Fixed maturities NAIC designation:		
NAIC 1	$ 78,518	$ 95,321
NAIC 2	50,946	63,937
NAIC 3	4,860	5,683
NAIC 4	3,224	3,433
NAIC 5 and 6	904	1,150
No designation	21	–
Total (6)	$ 138,473	$ 169,524

(1) The adoption of LDTI did not impact the invested assets at carrying value.

(2) Does not reflect allowance for credit loss on mortgage loans of $509 million and $447 million at December 31, 2022 and December 31, 2021, respectively.

(3) Does not reflect policy loans of $1.4 billion and $1.5 billion at December 31, 2022 and December 31, 2021, respectively.

(4) Excludes approximately $9.7 billion and $11.4 billion of consolidated investment entities as well as $2.7 billion and $2.7 billion of eliminations primarily between the consolidated investment entities and the insurance operating companies at December 31, 2022 and December 31, 2021, respectively.

(5) Other invested assets include private equity funds, which are generally reported on a one-quarter lag.

(6) Excludes approximately $3.4 billion and $3.7 billion of consolidated investment entities and $1.2 billion and $1.4 billion of eliminations primarily related to the consolidated investment entities and the insurance operating subsidiaries at December 31, 2022 and December 31, 2021, respectively.

corebridge financial

Invested Assets Summary, at Carrying Value - Recast Historical Results 20

Table of Contents

Corebridge Financial, Inc.

Commercial Mortgage Loan Exposure by Location and Class of Loan Based on Amortized Cost - Recast Historical Results

(dollars in millions)	December 31, 2022									
		Class								
Excluding Fortitude Re Funds Withheld Assets	Number of Loans (1)	Apartments	Offices	Retail	Industrial	Hotel	Others	Total	Percent of Total
State:									
New York	72	$ 1,355	$ 3,820	$ 282	$ 357	$ 71	$ —	$ 5,885	20 %
California	51	507	653	112	1,129	611	13	3,025	10 %
New Jersey	59	1,829	143	322	436	7	22	2,759	9 %
Texas	41	692	687	137	155	143	—	1,814	6 %
Florida	51	343	119	212	151	355	—	1,180	4 %
Massachusetts	16	466	328	471	15	—	—	1,280	4 %
Illinois	20	488	353	3	41	—	20	905	3 %
Ohio	19	80	7	83	408	—	—	578	2 %
Pennsylvania	16	77	94	189	190	24	—	574	2 %
District of Columbia	6	369	—	—	—	11	—	380	1 %
Other States	114	1,718	333	549	652	255	19	3,526	12 %
Foreign	90	4,212	1,423	327	1,264	284	216	7,726	27 %
Total excluding Fortitude Re funds withheld assets (2)	555	$ 12,136	$ 7,960	$ 2,687	$ 4,798	$ 1,761	$ 290	$ 29,632	100 %
Fortitude Re funds withheld assets								3,361	
Total								$ 32,993	

(dollars in millions)	December 31, 2022								
		Class							
Credit Quality Indicator:	Number of Loans (1)	Apartments	Offices	Retail	Industrial	Hotel	Others	Total	Percent of Total
In Good Standing	547	$ 12,136	$ 7,654	$ 2,671	$ 4,798	$ 1,702	$ 290	$ 29,251	99%
Restructured	6	—	295	16	—	59	—	370	1%
90 Days or Less Delinquent	—	—	—	—	—	—	—	—	—%
>90 Days Delinquent or In Process of Foreclosure	2	—	11	—	—	—	—	11	—%
Total excluding Fortitude Re funds withheld assets (2)	555	$ 12,136	$ 7,960	$ 2,687	$ 4,798	$ 1,761	$ 290	$ 29,632	100%
Total Fortitude Re funds withheld assets								3,361	
Total								$ 32,993	

(1) Reflects a correction of the loan count previously reported as of December 31, 2022.
(2) Does not reflect allowance for credit losses.

corebridge financial

Investments - Commercial Mortgage Loans - Recast Historical Results 21

Table of Contents

Corebridge Financial, Inc.

Commercial Mortgages - Debt Service Coverage Ratios and Loan-to-Value Ratios by Vintage Year - Recast Historical Results (1)

(in millions)	December 31, 2022			
	Debt Service Coverage Ratios (2)			
	>1.20X	1.00X - 1.20X	<1.00X	Total
Loan-to-value ratios (3)				
Less than 65%	$ 18,524	$ 2,817	$ 628	$ 21,969
65% to 75%	4,497	429	435	5,361
76% to 80%	314	—	46	360
Greater than 80%	1,338	154	450	1,942
Total excluding Fortitude Re funds withheld assets (4)	$ 24,673	$ 3,400	$ 1,559	$ 29,632
Total Fortitude Re funds withheld assets				3,361
Total				$ 32,993

(in millions)	December 31, 2022						
	Vintage Year						
	2022	2021	2020	2019	2018	Prior	Total
Loan-to-value ratios (3)							
Less than 65%	$ 4,791	$ 1,816	$ 1,331	$ 3,440	$ 2,610	$ 7,982	$ 21,970
65% to 75%	901	393	343	1,329	1,334	1,061	5,361
76% to 80%	35	36	—	—	70	218	359
Greater than 80%	—	201	27	50	559	1,105	1,942
Total excluding Fortitude Re funds withheld assets (4)	$ 5,727	$ 2,446	$ 1,701	$ 4,819	$ 4,573	$ 10,366	$ 29,632
Total Fortitude Re funds withheld assets							3,361
Total							$ 32,993

(1) The adoption of LDTI did not impact commercial mortgage loans.

(2) The debt service coverage ratio compares a property's net operating income to its debt service payments, including principal and interest. Our weighted average debt service coverage ratio was 1.9X at December 31, 2022 . The debt service coverage ratios have been updated within the last three months.

(3) The loan-to-value ratio compares the current unpaid principal balance of the loan to the estimated fair value of the underlying property collateralizing the loan. Our weighted average loan-to-value ratio was 59% at December 31, 2022. The loan-to-value ratios have been updated within the last three to nine months.

(4) Does not reflect allowance for credit losses.

corebridge financial

Investments - Commercial Mortgage Loans - Recast Historical Results 22

Table of Contents

Corebridge Financial, Inc.

Net Investment Income - Recast Historical Results (1)

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Net investment income by asset class						
Fixed maturity securities - AFS, at fair value	$ 1,813	$ 1,710	$ 1,612	$ 1,591	$ 6,726	$ 6,440
Equity securities	—	—	—	—	—	—
Mortgage and other loans receivable	481	384	370	350	1,585	1,362
Other invested assets	1	1	1	—	3	4
Cash and short-term investments	31	20	9	2	62	17
Total base portfolio gross investment income - insurance operations	2,326	2,115	1,992	1,943	8,376	7,823
Investment expenses	126	119	134	113	492	329
Total base portfolio investment income (APTOI basis) - insurance operations	2,200	1,996	1,858	1,830	7,884	7,494
Alternatives	15	(17)	102	266	366	1,298
Call and tender	1	1	47	28	77	428
Fair value option	(10)	1	(38)	(19)	(66)	17
Other variable investment income	17	14	9	25	65	286
Total variable investment income (loss) - insurance operations	23	(1)	120	300	442	2,029
Corporate and Other (includes eliminations)	84	36	131	181	432	394
Total net investment income (APTOI basis)	$ 2,307	$ 2,031	$ 2,109	$ 2,311	$ 8,758	$ 9,917
Breakdown by Segment						
Individual Retirement	$ 1,064	$ 940	$ 901	$ 983	$ 3,888	$ 4,334
Group Retirement	494	491	488	527	2,000	2,413
Life Insurance	376	307	350	356	1,389	1,621
Institutional Markets	289	257	239	264	1,049	1,155
Corporate and Other (includes eliminations)	84	36	131	181	432	394
Total net investment income (APTOI basis)	$ 2,307	$ 2,031	$ 2,109	$ 2,311	$ 8,758	$ 9,917
Reconciliation to Net Investment Income (Net income basis)						
Net investment income on Fortitude Re funds withheld assets	274	157	182	278	891	1,775
Change in fair value of securities used to hedge guaranteed living benefits	16	13	13	14	56	60
Derivative (income) reclass to net realized investment gains (losses)	(55)	(54)	(36)	(34)	(179)	(110)
Other adjustments	13	13	12	12	50	30
Total adjustments	248	129	171	270	818	1,755
Net investment income (Net income basis)	$ 2,555	$ 2,160	$ 2,280	$ 2,581	$ 9,576	$ 11,672

(1) The adoption of LDTI did not impact net investment income.

corebridge financial

Net Investment Income - Recast Historical Results 23

Table of Contents

Corebridge Financial, Inc.
Net Realized Gains (Losses) - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Sales of securities (fixed maturity and equity)	$ (21)	$ (42)	$ (183)	$ (79)	$ (325)	$ 103
Change in allowance for credit losses on fixed maturity securities	(59)	(9)	(21)	(26)	(115)	8
Change in allowance for credit losses on loans	(23)	(40)	13	(26)	(76)	133
Foreign exchange transactions, net of related hedges	(339)	525	398	111	695	310
Index-linked interest credited embedded derivatives, net of related hedges	(337)	35	(20)	205	(117)	(3)
All other derivatives and hedge accounting (1)	(148)	120	(3)	(12)	(43)	(6)
Sales of alternative investments and real estate investments (2)	32	137	2	8	179	794
Other	(47)	(2)	—	(8)	(57)	176
Net realized gains (losses) - excluding Fortitude Re funds withheld assets embedded derivative	(942)	724	186	173	141	1,515
Net realized gains (losses) on Fortitude Re funds withheld assets	(125)	(89)	(60)	(123)	(397)	924
Net realized gains (losses) on Fortitude Re funds withheld embedded derivative	(347)	1,463	2,394	2,837	6,347	(687)
Total net realized gains (losses)	$ (1,414)	$ 2,098	$ 2,520	$ 2,887	$ 6,091	$ 1,752

(1) Derivative activity related to hedging market risk benefits is recorded in Change in the fair value of market risk benefits, net.

	4Q22	3Q22	2Q22	1Q22	2022	2021
(2) The year ended December 31, 2021 includes gains from the sale of global real estate investments and gains from the sale of certain affordable housing partnerships.	N/A	N/A	N/A	N/A	N/A	$ 1,177

corebridge financial

Net Realized Gains (Losses) - Recast Historical Results 24

 Table of Contents  Page(s)  Non-GAAP Measures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Earnings Per Share Computations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Reconciliation of Adjusted Return on Average Adjusted Equity (ROAE) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Reconciliation of Adjusted Pre-tax and After-Tax Operating Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Non-GAAP Reconciliation - Premiums and Premiums and Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Consolidated Adjusted Pre-Tax Operating Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Individual Retirement Results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Group Retirement Results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Life Insurance Results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Institutional Markets Results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Corporate and Other Operations Results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26-28  29  30  31-32  33-34  35  36  37  38-39  40-41  42  Table of Contents  Corebridge Financial, Inc.  Supplemental Information Table of Contents  Supplemental Information  25

 Table of Contents  Corebridge Financial, Inc.  Non-GAAP Financial Measures  Throughout this Financial Supplement, we present our financial condition and results of operations in the way we believe will be most meaningful and representative of our business results. Some of the measurements we use are ‘‘Non-GAAP financial measures’’ under Securities and Exchange Commission rules and regulations. We believe presentation of these non-GAAP financial measures allows for a deeper understanding of the profitability drivers of our business, results of operations, financial condition and liquidity. These measures should be considered supplementary to our results of operations and financial condition that are presented in accordance with GAAP and should not be viewed as a substitute for GAAP measures. The non-GAAP financial measures we present may not be comparable to similarly-named measures reported by other companies.  Adjusted pre-tax operating income (“APTOI”) is derived by excluding the items set forth below from income from operations before income tax. These items generally fall into one or more of the following broad categories: legacy matters having no relevance to our current businesses or operating performance; adjustments to enhance transparency to the underlying economics of transactions; and recording adjustments to APTOI that we believe to be common in our industry. We believe the adjustments to pre-tax income are useful for gaining an understanding of our overall results of operations.  APTOI excludes the impact of the following items:  FORTITUDE RELATED ADJUSTMENTS:  The modco reinsurance agreements with Fortitude Re transfer the economics of the invested assets supporting the reinsurance agreements to Fortitude Re. Accordingly, the net investment income on Fortitude Re funds withheld assets and the net realized gains (losses) on Fortitude Re funds withheld assets are excluded from APTOI. Similarly, changes in the Fortitude Re funds withheld embedded derivative are also excluded from APTOI.  The ongoing results associated with the reinsurance agreement with Fortitude Re have been excluded from APTOI as these are not indicative of our ongoing business operations.  INVESTMENT RELATED ADJUSTMENTS:  APTOI excludes “Net realized gains (losses)”, including changes in the allowance for credit losses on available-for-sale securities and loans, as well as gains or losses from sales of securities, except for gains (losses) related to the disposition of real estate investments. Net realized gains (losses), except for gains (losses) related to the disposition of real estate investments, are excluded as the timing of sales on invested assets or changes in allowances depend largely on market credit cycles and can vary considerably across periods. In addition, changes in interest rates may create opportunistic scenarios to buy or sell invested assets. Our derivative results, including those used to economically hedge insurance liabilities, and insurance liabilities that are accounted for as embedded derivatives are also included in Net realized gains (losses) and are similarly excluded from APTOI except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for non-qualifying (economic) hedges or for asset replication. Earned income on such economic hedges is reclassified from Net realized gains and losses to specific APTOI line items based on the economic risk being hedged (e.g., Net investment income and Interest credited to policyholder account balances).  MARKET RISK BENEFIT ADJUSTMENTS:  Certain of our variable annuity, fixed annuity and fixed index annuity contracts contain GMWB’s and/or GMDBs which are accounted for as MRBs. Changes in the fair value of these MRBs (excluding changes related to instrument-specific credit risk), including certain rider fees attributed to the MRBs, along with changes in the fair value of derivatives used to hedge MRBs are recorded through “Change in the fair value of MRBs, net” and are excluded from APTOI.  Changes in the fair value of securities used to economically hedge MRBs are excluded from APTOI.  Non-GAAP Financial Measures  26

 Table of Contents  Corebridge Financial, Inc.  Non-GAAP Financial Measures  OTHER ADJUSTMENTS:  Other adjustments represent all other adjustments that are excluded from APTOI and includes the net pre-tax operating income (losses) from noncontrolling interests related to consolidated investment entities. The excluded adjustments include, as applicable:  restructuring and other costs related to initiatives designed to reduce operating expenses, improve efficiency and simplify our organization;  non-recurring costs associated with the implementation of non-ordinary course legal or regulatory changes or changes to accounting principles;  separation costs;  non-operating litigation reserves and settlements;  loss (gain) on extinguishment of debt, if any;  losses from the impairment of goodwill, if any; and  income and loss from divested or run-off business, if any.  Adjusted after-tax operating income attributable to our common shareholders (“Adjusted After-tax Operating Income” or “AATOI”) is derived by excluding the tax effected APTOI adjustments described above, as well as the following tax items from net income attributable to us:  changes in uncertain tax positions and other tax items related to legacy matters having no relevance to our current businesses or operating performance; and  deferred income tax valuation allowance releases and charges.  Adjusted Book Value is derived by excluding AOCI, adjusted for the cumulative unrealized gains and losses related to Fortitude Re’s funds withheld assets. We believe this measure is useful to investors as it eliminates items that can fluctuate significantly from period to period, including changes in fair value of our available-for-sale securities portfolio, changes in the fair value of market risk benefits attributable to changes in the instrument-specific risk, changes in the discount rates used to measure traditional and limited payment long-duration insurance contracts and foreign currency translation adjustments. This measure also eliminates the asymmetrical impact resulting from changes in fair value of our available-for-sale securities portfolio for which there is largely no offsetting impact for certain related insurance liabilities. In addition, we adjust for the cumulative unrealized gains and losses related to Fortitude Re’s funds withheld assets since these fair value movements are economically transferred to Fortitude Re.  Adjusted Book Value per Common Share is computed as adjusted book value divided by total common shares outstanding.  Adjusted Return on Average Equity (“Adjusted ROAE”) is derived by dividing AATOI by average Adjusted Book Value and is used by management to evaluate our recurring profitability and evaluate trends in our business. We believe this measure is useful to investors because it eliminates items that can fluctuate significantly from period to period, including changes in fair value of our available-for-sale securities portfolio, changes in the fair value of market risk benefits attributable to changes in the instrument-specific risk, changes in the discount rates used to measure traditional and limited payment long-duration insurance contracts and foreign currency translation adjustments. This measure also eliminates the asymmetrical impact resulting from changes in fair value of our available-for-sale securities portfolio for which there is largely no offsetting impact for certain related insurance liabilities. In addition, we adjust for the cumulative unrealized gains and losses related to Fortitude Re funds withheld assets since these fair value movements are economically transferred to Fortitude Re.  Adjusted revenues exclude Net realized gains (losses) except for gains (losses) related to the disposition of real estate investments, income from non-operating litigation settlements (included in Other income for GAAP purposes) and changes in fair value of securities used to hedge guaranteed living benefits (included in Net investment income for GAAP purposes).  Net investment income (APTOI basis) is the sum of base portfolio income and variable investment income.  Non-GAAP Financial Measures  27

 Table of Contents  Corebridge Financial, Inc.  Non-GAAP Financial Measures  Operating EPS is derived by dividing AATOI by weighted average diluted shares.  Premiums and deposits is a non-GAAP financial measure that includes direct and assumed premiums received and earned on traditional life insurance policies, group benefit policies and life-contingent payout annuities, as well as deposits received on universal life insurance, investment-type annuity contracts and GICs. We believe the measure of premiums and deposits is useful in understanding customer demand for our products, evolving product trends and our sales performance period over period.  Assets Under Management and Administration  Assets Under Management (AUM) include assets in the general and separate accounts of our subsidiaries that support liabilities and surplus related to our life and annuity insurance products.  Assets Under Administration (AUA) include Group Retirement mutual fund assets and other third-party assets that we sell or administer and the notional value of Stable Value Wrap (SVW) contracts.  Assets Under Management and Administration (AUMA) is the cumulative amount of AUM and AUA.  Key Terms - Throughout this Financial Supplement, we use the following terms:  Base net investment spread means base yield less cost of funds, excluding the amortization of deferred sales inducements assets.  Base portfolio income includes interest, dividends and foreclosed real estate income, net of investment expenses and non-qualifying (economic) hedges.  Base spread income means base portfolio income less interest credited to policyholder account balances, excluding the amortization of deferred sales inducements assets.  Base yield means the returns from base portfolio income including accretion and impacts from holding cash and short-term investments.  Fee Income is defined as policy fees plus advisory fees plus other fee income. For Institutional Markets segment, its SVW products utilize fee income.  Life CPPE sales are shown on a continuous payment premium equivalent (CPPE) basis. Life insurance sales include periodic premiums from new business expected to be collected over a one-year period and 10 percent of unscheduled and single premiums from new and existing policyholders.  Spread income is defined as net investment income less interest credited to policyholder account balances, exclusive of amortization of deferred sales inducement assets. Spread income is comprised of both base spread income and variable investment income. For our Institutional Markets segment, its structured settlements, PRT and GIC products utilize spread income, which includes premiums, net investment income, less interest credited and policyholder benefits and excludes the annual assumption update.  Underwriting margin for our Life Insurance segment includes premiums, policy fees, other income, net investment income, less interest credited to policyholder account balances and policyholder benefits and excludes the annual assumption update. For our Institutional Markets segment, its Corporate Markets products utilize underwriting margin, which includes premiums, net investment income, policy and advisory fee income, less interest credited and policyholder benefits and excludes the annual assumption update.  Underwriting margin ratio equals the underwriting margin divided by premiums and deposits.  Variable investment income includes call and tender income, commercial mortgage loan prepayments, changes in market value of investments accounted for under the fair value option, interest received on defaulted investments (other than foreclosed real estate), income from alternative investments, affordable housing investments and other miscellaneous investment income, including income of certain partnership entities that are required to be consolidated. Alternative investments include private equity funds which are generally reported on a one-quarter lag.  Non-GAAP Financial Measures  28

Table of Contents

Corebridge Financial, Inc.
Earnings Per Share - Recast Historical Results

(in millions, except per share data)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
GAAP Basis						
Numerator for EPS						
Net income (loss)	$ (168)	$ 2,532	$ 2,674	$ 3,441	$ 8,479	$ 9,172
Less: Net income (loss) attributable to noncontrolling interests	39	126	80	75	320	929
Net income (loss) attributable to Corebridge common shareholders	$ (207)	$ 2,406	$ 2,594	$ 3,366	$ 8,159	$ 8,243
Net income attributable to Class A shareholders	N/A	N/A	N/A	N/A	N/A	$ 7,658
Net income attributable to Class B shareholders	N/A	N/A	N/A	N/A	N/A	$ 584
Denominator for EPS (1)						
Weighted average common shares outstanding - basic	648.7	645.7	645.0	645.0	646.1	N/A
Dilutive common shares (2)	—	0.7	—	—	1.3	N/A
Weighted average common shares outstanding - diluted	648.7	646.4	645.0	645.0	647.4	N/A
Common stock Class A - basic and diluted	N/A	N/A	N/A	N/A	N/A	581.1
Common stock Class B - basic and diluted	N/A	N/A	N/A	N/A	N/A	63.9
Income per common share attributable to Corebridge common shareholders (1)						
Basic						
Common stock	$ (0.32)	$ 3.73	$ 4.02	$ 5.22	$ 12.63	N/A
Common stock Class A	N/A	N/A	N/A	N/A	N/A	$ 13.18
Common stock Class B	N/A	N/A	N/A	N/A	N/A	$ 9.14
Diluted						
Common stock	$ (0.32)	$ 3.72	$ 4.02	$ 5.22	$ 12.60	N/A
Common stock Class A	N/A	N/A	N/A	N/A	N/A	$ 13.18
Common stock Class B	N/A	N/A	N/A	N/A	N/A	$ 9.14
Operating Basis (1)						
Adjusted after-tax operating income attributable to Corebridge shareholders	$ 610	$ 527	$ 491	$ 743	$ 2,371	$ 3,477
Weighted average common shares outstanding - diluted	653.1	646.4	645.0	645.0	647.4	645.0
Operating earnings per common share	$ 0.93	$ 0.82	$ 0.76	$ 1.15	$ 3.66	$ 5.39

(1) The results of the September 6, 2022 stock split have been applied retroactively for all periods prior to September 6, 2022. Operating earnings per share is the same for Common stock Class A and B.

(2) Potential dilutive common shares include our share-based employee compensation plans.

On September 6, 2022, Corebridge Financial, Inc. effectuated a stock split and recapitalization of its 100,000 shares of common stock, of which 90,100 shares were Class A Common Stock and 9,900 shares were Class B Common Stock. Subsequent to September 6, 2022, there is only a single class of Common Stock therefore the two-class method for allocating net income will no longer be applicable. Corebridge Financial, Inc. split its 100,000 shares of Class A shares and Class B shares in a 6,450 to 1 stock split for a total of 645,000,000 shares of a single class of Common Stock.

The results of the stock split have been applied retroactively to the weighted average common shares outstanding for all periods prior to September 6, 2022. After closing the sale of a 9.9% equity stake in Corebridge to Blackstone on November 2, 2021, Blackstone owned 63,855,000 shares of Class B Common Stock. Prior to the sale of the Class B shares to Blackstone on November 2, 2021, Class B shares were owned exclusively by AIG. The Class B Common Stock is pari passu to the Class A Common Stock except for distributions associated with the sale of the affordable housing portfolio.

Prior to September 6, 2022, we used the two-class method for allocating net income to each class of our common stock. Prior to November 1, 2021, the EPS calculation allocated all net income ratably to Class A and Class B shares. After November 2, 2021, income was allocated ratably to the Class A and B shares, except for distributions associated with the sale of the affordable housing portfolio in 2021 for which the Class B shareholder did not participate.

corebridge financial

Earnings Per Share Computations - Recast Historical Results 29

Table of Contents

Corebridge Financial, Inc.

Reconciliation of Return On Average Equity (ROAE) - Recast Historical Results (1)

(in millions, unless otherwise noted)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Return on Equity Computations						
Actual or annualized net income (loss) attributable to Corebridge shareholders (a)	$ (828)	$ 9,624	$ 10,376	$ 13,464	$ 8,159	$ 8,243
Actual or annualized adjusted after-tax operating income attributable to Corebridge shareholders (b)	$ 2,440	$ 2,108	$ 1,964	$ 2,972	$ 2,371	$ 3,477
Average Corebridge Shareholders' equity (c)	$ 8,988	$ 10,423	$ 16,140	$ 23,629	$ 15,497	$ 34,441
Less: Average AOCI	(17,409)	(15,030)	(7,066)	3,104	(8,143)	9,105
Add: Average cumulative unrealized gains and losses related to Fortitude Re funds withheld assets	(2,879)	(2,337)	(734)	1,442	(919)	2,994
Average Adjusted Book Value (d)	$ 23,518	$ 23,116	$ 22,472	$ 21,967	$ 22,721	$ 28,330
Return on Average Equity (a/c)	(9.2)%	92.3 %	64.3 %	57.0 %	52.6 %	23.9 %
Adjusted ROAE (b/d)	10.4 %	9.1 %	8.7 %	13.5 %	10.4 %	12.3 %

(1) For purposes of adjusted ROAE, the twelve months ended December 31, 2021, utilize January 1, 2021 equity to calculate average Corebridge shareholders' equity.

corebridge financial

Reconciliation of Return On Average Equity - Recast Historical Results 30

Table of Contents

Corebridge Financial, Inc.

Reconciliation of Adjusted Pre-tax Operating Income - Consolidated - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Pre-tax income (loss)	$ (307)	$ 3,172	$ 3,326	$ 4,300	$ 10,491	$ 11,254
Fortitude Re related items:						
Net investment income on Fortitude Re funds withheld assets	(274)	(157)	(182)	(278)	(891)	(1,775)
Net realized (gains) losses on Fortitude Re funds withheld assets	125	89	60	123	397	(924)
Net realized losses on Fortitude Re funds withheld embedded derivative	347	(1,463)	(2,394)	(2,837)	(6,347)	687
Net realized losses on Fortitude transactions	—	—	—	—	—	(26)
Subtotal - Fortitude Re related items	198	(1,531)	(2,516)	(2,992)	(6,841)	(2,038)
Other Reconciling Items:						
Change in the fair value of market risk benefits, net	(245)	(435)	(45)	(233)	(958)	(447)
Changes in fair value of securities used to hedge guaranteed living benefits	(1)	(6)	(10)	(13)	(30)	(56)
Change in benefit reserves related to net realized (gains) losses	(4)	(2)	(7)	(2)	(15)	15
Loss on extinguishment of debt	—	—	—	—	—	219
Net realized (gains) losses (1)	1,019	(542)	(146)	(120)	211	(711)
Non-operating litigation reserves and settlements	—	(3)	(2)	(20)	(25)	—
Separation costs	54	45	37	44	180	—
Restructuring and other costs	22	59	52	14	147	44
Non-recurring costs related to regulatory or accounting changes	7	1	1	3	12	31
Net (gain) loss on divestiture	—	(2)	1	2	1	(3,081)
Pension expense - non operating	—	—	—	1	1	12
Noncontrolling interests	(39)	(126)	(80)	(75)	(320)	(861)
Subtotal - Other Non-Fortitude Re reconciling items	813	(1,011)	(199)	(399)	(796)	(4,835)
Total adjustments	1,011	(2,542)	(2,715)	(3,391)	(7,637)	(6,873)
Adjusted pre-tax operating income	$ 704	$ 630	$ 611	$ 909	$ 2,854	$ 4,381

(1) Includes all net realized gains and losses except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for non-qualifying (economic) hedging or for asset replication. Additionally, gains (losses) related to the disposition of real estate investments are also excluded from this adjustment.

corebridge financial

Reconciliation of Adjusted Pre-Tax Operating Income - Recast Historical Results 31

Table of Contents

Corebridge Financial, Inc.

Reconciliation of Adjusted After-tax Operating Income - Consolidated - Recast Historical Results

(in millions, unless otherwise noted)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Net income (loss)	$ (168)	$ 2,532	$ 2,674	$ 3,441	$ 8,479	$ 9,172
Less net income attributable to noncontrolling interests	39	126	80	75	320	929
Net income (loss) attributable to Corebridge	(207)	2,406	2,594	3,366	8,159	8,243
Fortitude Re related items						
Net investment income on Fortitude Re funds withheld assets	(217)	(124)	(143)	(220)	(704)	(1,402)
Net realized (gains) losses on Fortitude Re funds withheld assets	99	70	48	97	314	(730)
Net realized (gains) losses on Fortitude Re funds withheld embedded derivative	278	(1,149)	(1,879)	(2,227)	(4,977)	543
Net realized (gains) losses on Fortitude Re transactions	–	–	–	–	–	(21)
Subtotal - Fortitude Re related items	160	(1,203)	(1,974)	(2,350)	(5,367)	(1,610)
Other Reconciling Items:						
Changes in uncertain tax positions and other tax adjustments	(5)	(14)	(34)	(42)	(95)	(174)
Deferred income tax valuation allowance (release) charges	6	127	–	24	157	26
Change in the fair value of market risk benefits, net	(195)	(344)	(37)	(183)	(759)	(352)
Changes in fair value of securities used to hedge guaranteed living benefits	(1)	(5)	(8)	(10)	(24)	(44)
Changes in benefit reserves related to net realized (gains) losses	(3)	(2)	(5)	(2)	(12)	12
Loss on extinguishment of debt	–	–	–	–	–	173
Net realized (gains) losses (1)	805	(428)	(115)	(95)	167	(494)
Non-operating litigation reserves and settlements	–	(3)	(1)	(16)	(20)	–
Separation costs	28	(54)	29	35	38	–
Restructuring and other costs	17	47	41	11	116	35
Non-recurring costs related to regulatory or accounting changes	5	1	1	2	9	24
Net (gain) loss on divestiture	–	(1)	–	2	1	(2,371)
Pension expense - non operating	–	–	–	1	1	9
Noncontrolling interests	–	–	–	–	–	–
Subtotal - Other Non-Fortitude Re reconciling items	657	(676)	(129)	(273)	(421)	(3,156)
Total adjustments	817	(1,879)	(2,103)	(2,623)	(5,788)	(4,766)
Adjusted after-tax income (loss) attributable to Corebridge common shareholders	$ 610	$ 527	$ 491	$ 743	$ 2,371	$ 3,477
Calculation of Effective Tax Rates						
Adjusted pre-tax operating income	704	$ 630	$ 611	$ 909	$ 2,854	$ 4,381
Income tax (benefit) expense	94	103	120	166	483	904
Adjusted after-tax operating income (loss) attributable to Corebridge common shareholders	$ 610	$ 527	$ 491	$ 743	$ 2,371	$ 3,477
Effective tax rates on adjusted pre-tax income (loss)	13.4 %	16.3 %	19.6 %	18.3 %	16.9 %	20.6 %

(1) Includes all net realized gains and losses except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for non-qualifying (economic) hedging or for asset replication. Additionally, gains (losses) related to the disposition of real estate investments are also excluded from this adjustment.

corebridge financial

Reconciliation of Adjusted After-tax Operating Income - Recast Historical Results 32

Table of Contents

Corebridge Financial, Inc.

Non-GAAP Reconciliation - Premiums to Premiums and Deposits - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Individual Retirement (Fixed Annuities)						
Premiums	$ 63	$ 56	$ 57	$ 56	$ 232	$ 190
Deposits	1,363	1,264	1,330	1,519	5,476	2,829
Other	–	(4)	(3)	(6)	(13)	(8)
Premiums and deposits	$ 1,426	$ 1,316	$ 1,384	$ 1,569	$ 5,695	$ 3,011
Individual Retirement (Fixed Index Annuities)						
Premiums	$ –	$ –	$ –	$ –	$ –	$ –
Deposits	1,749	1,745	1,458	1,364	6,316	5,621
Other	–	–	–	–	–	–
Premiums and deposits	$ 1,749	$ 1,745	$ 1,458	$ 1,364	$ 6,316	$ 5,621
Individual Retirement (Variable Annuities)						
Premiums	$ –	$ –	$ 3	$ –	$ 3	$ 5
Deposits	652	731	778	947	3,108	5,023
Other	–	–	(3)	1	(2)	(3)
Premiums and deposits	$ 652	$ 731	$ 778	$ 948	$ 3,109	$ 5,025
Individual Retirement (Total)						
Premiums	$ 63	$ 56	$ 60	$ 56	$ 235	$ 195
Deposits (1)	3,764	3,740	3,566	3,830	14,900	13,473
Other (2)	–	(4)	(6)	(5)	(15)	(11)
Premiums and deposits	$ 3,827	$ 3,792	$ 3,620	$ 3,881	$ 15,120	$ 13,657
Group Retirement						
Premiums	$ 3	$ 3	$ 5	$ 8	$ 19	$ 22
Deposits	2,240	2,036	1,767	1,880	7,923	7,744
Other	–	–	–	–	–	–
Premiums and deposits (3)(4)	$ 2,243	$ 2,039	$ 1,772	$ 1,888	$ 7,942	$ 7,766

corebridge financial

Premiums to Premiums and Deposits - Recast Historical Results 33

Table of Contents

Corebridge Financial, Inc.

Non-GAAP Reconciliation - Premiums to Premiums and Deposits - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Life Insurance						
Premiums	$ 582	$ 417	$ 440	$ 425	$ 1,864	$ 1,586
Deposits	411	404	389	397	1,601	1,635
Other (2)	80	236	220	235	771	1,007
Premiums and deposits	$ 1,073	$ 1,057	$ 1,049	$ 1,057	$ 4,236	$ 4,228
Institutional Markets						
Premiums	$ 1,375	$ 804	$ 496	$ 238	$ 2,913	$ 3,774
Deposits	169	1,085	46	82	1,382	1,158
Other (2)	7	8	8	7	30	25
Premiums and deposits	$ 1,551	$ 1,897	$ 550	$ 327	$ 4,325	$ 4,957
Total						
Premiums	$ 2,023	$ 1,280	$ 1,001	$ 727	$ 5,031	$ 5,577
Deposits	6,584	7,265	5,768	6,189	25,806	24,010
Other (2)	87	240	222	237	786	1,021
Premiums and deposits	$ 8,694	$ 8,785	$ 6,991	$ 7,153	$ 31,623	$ 30,608

	4Q22	3Q22	2Q22	1Q22	2022	2021
(1) Excludes deposits from the assets of our retail mutual funds business that were sold to Touchstone on July 16, 2021, or otherwise liquidated in connection with the sale.	N/A	N/A	N/A	N/A	N/A	$ 259
(2) Other principally consists of ceded premiums, in order to reflect gross premiums and deposits.						
(3) Includes premiums and deposits related to in-plan mutual funds of:	$ 973	$ 896	$ 739	$ 868	$ 3,476	$ 3,120
(4) Excludes client deposits into advisory and brokerage accounts of:	$ 414	$ 463	$ 579	$ 602	$ 2,058	$ 2,502

corebridge financial

Premiums to Premiums and Deposits - Recast Historical Results 34

Table of Contents

Corebridge Financial, Inc.
Consolidated Adjusted Pre-tax Operating Income - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Revenues						
Premiums (1)	$ 2,043	$ 1,300	$ 1,022	$ 748	$ 5,113	$ 5,663
Policy fees	720	735	729	730	2,914	3,005
Net investment income:						
Base portfolio income	2,200	1,996	1,858	1,830	7,884	7,494
Variable investment income (loss)	23	(1)	120	300	442	2,029
Corporate and other (includes eliminations)	84	36	131	181	432	394
Net investment income	2,307	2,031	2,109	2,311	8,758	9,917
Net realized gains (losses)	27	132	—	11	170	701
Advisory fee and other income	226	241	245	288	1,000	1,175
Total adjusted revenues	5,323	4,439	4,105	4,088	17,955	20,461
Benefits and expenses						
Policyholder benefits (1)	2,470	1,658	1,436	1,170	6,734	7,373
Interest credited to policyholder account balances	983	950	910	882	3,725	3,580
Amortization of deferred policy acquisition costs	262	263	252	243	1,020	951
Non-deferrable insurance commissions	135	138	151	144	568	623
Advisory fee expenses	65	65	65	71	266	322
General operating expenses	501	473	486	524	1,984	2,016
Interest expense	164	136	114	70	484	354
Total benefits and expenses	4,580	3,683	3,414	3,104	14,781	15,219
Adjusted pre-tax operating income (loss) before NCI	743	756	691	984	3,174	5,242
Noncontrolling interest	(39)	(126)	(80)	(75)	(320)	(861)
Adjusted pre-tax operating income	704	630	611	909	2,854	4,381
Income tax expense	(94)	(103)	(120)	(166)	(483)	(904)
Adjusted after-tax operating income	$ 610	$ 527	$ 491	$ 743	$ 2,371	$ 3,477
(1) Includes PRT and SS sales activity of:	$ 1,385	$ 814	$ 505	$ 247	$ 2,951	$ 3,810

Consolidated Adjusted Pre-Tax Operating Income - Recast Historical Results 35

Table of Contents

Corebridge Financial, Inc.
Individual Retirement Results - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Revenues (1)						
Premiums	$ 63	$ 56	$ 60	$ 56	$ 235	$ 195
Policy fees	178	192	186	185	741	797
Net investment income:						
Base portfolio income	1,042	953	873	857	3,725	3,478
Variable investment income (loss)	22	(13)	28	126	163	856
Total net investment income	1,064	940	901	983	3,888	4,334
Advisory fee and other income (2)	105	108	115	123	451	592
Total adjusted revenues	1,410	1,296	1,262	1,347	5,315	5,918
Benefits and expenses (1)						
Policyholder benefits	73	69	77	66	285	317
Interest credited to policyholder account balances (3)	504	492	466	454	1,916	1,793
Amortization of deferred policy acquisition costs	139	139	126	119	523	451
Non-deferrable insurance commissions	86	87	86	92	351	396
Advisory fee expenses	35	34	35	37	141	189
General operating expenses	108	100	107	111	426	437
Interest expense	—	—	—	—	—	46
Total benefits and expenses	945	921	897	879	3,642	3,629
Adjusted pre-tax operating income	$ 465	$ 375	$ 365	$ 468	$ 1,673	$ 2,289

(1) See page 17 for impacts from annual actuarial assumption update.

(2) Includes fee income related to assets of the retail mutual funds business that were sold to Touchstone on July 16, 2021, or otherwise liquidated, in connection with the sale.	—	—	—	—	—	$ 54
(3) Includes amortization of DSI of:	$ 14	$ 15	$ 13	$ 13	55	58

corebridge financial

Individual Retirement Results - Recast Historical Results 36

Table of Contents

Corebridge Financial, Inc.
Group Retirement Results - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Revenues (1)						
Premiums	$ 3	$ 3	$ 5	$ 8	$ 19	$ 22
Policy fees	96	101	104	114	415	480
Net investment income:						
Base portfolio income	493	485	454	450	1,882	1,905
Variable investment income	1	6	34	77	118	508
Total net investment income	494	491	488	527	2,000	2,413
Advisory fee and other income	73	74	73	85	305	337
Total adjusted revenues	666	669	670	734	2,739	3,252
Benefits and expenses (1)						
Policyholder benefits	7	5	13	10	35	31
Interest credited to policyholder account balances (2)	288	289	286	284	1,147	1,159
Amortization of deferred policy acquisition costs	21	20	20	19	80	78
Non-deferrable insurance commissions	34	31	30	28	123	122
Advisory fee expenses	29	31	30	34	124	133
General operating expenses	115	103	112	117	447	445
Interest expense	—	—	—	—	—	35
Total benefits and expenses	494	479	491	492	1,956	2,003
Adjusted pre-tax operating income	$ 172	$ 190	$ 179	$ 242	$ 783	$ 1,249

(1) See page 17 for impacts from annual actuarial assumption update.

(2) Includes amortization of DSI of:	$ 4	$ 3	$ 3	$ 4	$ 14	$ 15

corebridge financial

Group Retirement Results - Recast Historical Results 37

Table of Contents

Corebridge Financial, Inc.
Life Insurance Results - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Revenues (1)						
Premiums (2)	$ 582	$ 417	$ 440	$ 425	$ 1,864	$ 1,586
Policy fees (2)	397	393	390	384	1,564	1,541
Net investment income:						
Base portfolio income	371	305	301	305	1,282	1,246
Variable investment income	5	2	49	51	107	375
Total net investment income	376	307	350	356	1,389	1,621
Other income (2)(3)	27	28	30	36	121	110
Total adjusted revenues	1,382	1,145	1,210	1,201	4,938	4,858
Benefits and expenses (1)						
Policyholder benefits	866	666	734	744	3,010	2,842
Interest credited to policyholder account balances (2)	86	84	87	85	342	354
Amortization of deferred policy acquisition costs	100	102	104	104	410	416
Non-deferrable insurance commissions	10	15	29	18	72	80
Advisory fee expenses	1	—	—	—	1	—
General operating expenses	177	154	159	166	656	682
Interest expense	—	—	—	—	—	25
Total benefits and expenses	1,240	1,021	1,113	1,117	4,491	4,399
Adjusted pre-tax operating income	$ 142	$ 124	$ 97	$ 84	$ 447	$ 459

(1) See page 17 for impacts from annual actuarial assumption update.

(2) Underwriting margin represents premiums, policy fees, net investment income and other income, less policyholder benefits and interest credited to policyholder account balances. Underwriting margin is also exclusive of the impacts from the annual assumption update. See page 39 for breakout.

(3) Other income is primarily related to Laya Healthcare Ltd. commission and profit sharing revenues received from insurers for distribution of their products.

corebridge financial

Life Insurance Results - Recast Historical Results 38

 (in millions)  Quarterly  Twelve Months Ended December 31,  4Q22  3Q22  2Q22  1Q22  2022  2021  Premiums  $ 582  $ 417  $ 440  $ 425  $ 1,864  $ 1,586  Policy fees  397  393  390  384  1,564  1,541  Net investment income  376  307  350  356  1,389  1,621  Other income  27  28  30  36  121  110  Policyholder benefits  (866)  (666)  (734)  (744)  (3,010)  (2,842)  Interest credited to policyholder account balances  (86)  (84)  (87)  (85)  (342)  (354)  Less: Impact of annual actuarial assumption update  —  (25)  —  —  (25)  (48)  Underwriting margin   $ 430 $ 370 $ 389 $ 372 $ 1,561 $ 1,614   Table of Contents  Corebridge Financial, Inc.  Life Insurance Results - Underwriting Margin - Recast Historical Results  Life Insurance Results - Underwriting Margin - Recast Historical Results  39

Table of Contents

Corebridge Financial, Inc.
Institutional Markets Results - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Revenues (1)						
Premiums (2)	$ 1,375	$ 804	$ 496	$ 238	$ 2,913	$ 3,774
Policy fees	49	49	49	47	194	187
Net investment income:						
Base portfolio income	294	253	230	218	995	865
Variable investment income	(5)	4	9	46	54	290
Total net investment income	289	257	239	264	1,049	1,155
Other income	1	—	—	1	2	2
Total adjusted revenues	1,714	1,110	784	550	4,158	5,118
Benefits and expenses (1)						
Policyholder benefits (2)	1,524	918	612	350	3,404	4,183
Interest credited to policyholder account balances	105	85	71	59	320	274
Amortization of deferred policy acquisition costs	2	2	2	1	7	6
Non-deferrable insurance commissions	5	4	5	6	20	22
General operating expenses	18	18	18	19	73	77
Interest expense	—	—	—	—	—	9
Total benefits and expenses	1,654	1,027	708	435	3,824	4,571
Adjusted pre-tax operating income	$ 60	$ 83	$ 76	$ 115	$ 334	$ 547

(1) See page 17 for impacts from annual actuarial assumption update.

(2) Includes PRT and SS sales activity of:	$ 1,385	$ 814	$ 505	$ 247	$ 2,951	$ 3,810

corebridge financial

Institutional Markets Results - Recast Historical Results 40

Table of Contents

Corebridge Financial, Inc.

Institutional Markets Results - Spread Income, Fee Income, and Underwriting Margin - Recast Historical Results

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Premiums	$ 1,384	$ 814	$ 505	$ 247	$ 2,950	$ 3,810
Net investment income	253	221	203	224	901	969
Policyholder benefits	(1,508)	(910)	(597)	(337)	(3,352)	(4,126)
Interest credited to policyholder account balances	(78)	(58)	(44)	(33)	(213)	(166)
Total spread income (1)	$ 51	$ 66	$ 67	$ 101	$ 285	$ 487
SVW fees	$ 16	$ 16	$ 16	$ 15	$ 63	$ 61
Total fee income	$ 16	$ 16	$ 16	$ 15	$ 63	$ 61
Premiums	$ (9)	$ (10)	$ (9)	$ (9)	$ (37)	$ (35)
Policy fees (excluding SVW)	33	33	33	32	131	126
Net investment income	35	34	37	37	143	175
Other income	1	—	—	1	2	1
Policyholder benefits	(16)	(8)	(15)	(13)	(52)	(57)
Interest credited to policyholder account balances	(27)	(27)	(27)	(26)	(107)	(108)
Less: Impact of annual actuarial assumption update	—	(3)	—	—	(3)	—
Total underwriting margin (2)	$ 17	$ 19	$ 19	$ 22	$ 77	$ 102

(1) Represents spread income from GIC, PRT and SS products.

(2) Represents underwriting margin from Corporate Markets products, including private placement variable universal life insurance and private placement variable annuity products.

corebridge financial

Institutional Markets Results - Spread Income, Fee Income, and Underwriting Margin - Recast Historical Results 41

Table of Contents

Corebridge Financial, Inc.

Corporate & Other Operations Results - Recast Historical Results (1)

(in millions)	Quarterly				Twelve Months Ended December 31,	
	4Q22	3Q22	2Q22	1Q22	2022	2021
Revenues						
Premiums	$ 20	$ 20	$ 21	$ 21	$ 82	$ 86
Net investment income	112	39	136	186	473	443
Net realized gains (losses)	27	132	—	11	170	701
Other income	20	31	32	38	121	134
Total adjusted revenues	179	222	189	256	846	1,364
Benefits and expenses						
Non-deferrable insurance commissions	—	1	1	—	2	3
General operating expenses						
Corporate and other	67	65	53	56	241	220
Asset Management	20	32	43	48	143	155
Total general operating expenses	87	97	96	104	384	375
Interest expense						
Corporate expenses	103	85	73	38	299	57
Asset Management and other	83	59	55	39	236	229
Total interest expense	186	144	128	77	535	286
Total benefits and expenses	273	242	225	181	921	664
Adjusted pre-tax operating income (loss) before NCI	(94)	(20)	(36)	75	(75)	700
Noncontrolling interests	(39)	(126)	(80)	(75)	(320)	(861)
Adjusted pre-tax operating income (loss) before consolidations and eliminations	(133)	(146)	(116)	—	(395)	(161)
Total consolidations and eliminations	(2)	4	10	—	12	(2)
Adjusted pre-tax operating income (loss)	$ (135)	$ (142)	$ (106)	$ —	$ (383)	$ (163)

(1) The adoption of LDTI did not impact Corporate and Other Results.

corebridge financial

Corporate & Other Operations Results - Recast Historical Results 42

Corebridge Financial (NYSE: CRBG) makes it possible for more people to take action in their financial lives. With over $355 billion in assets under management and administration as of December 31, 2022, Corebridge is one of the largest providers of retirement solutions and insurance products in the United States. We proudly partner with financial professionals and institutions to help individuals plan, save for and achieve secure financial futures. For more information, visit corebridgefinancial.com and follow us on LinkedIn, YouTube, Facebook and Twitter.  Table of Contents